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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 1997
                         COMMISSION FILE NUMBER 0-25796



                             STORMEDIA INCORPORATED
             (Exact name of registrant as specified in its charter)



          DELAWARE                                               77-0373062
(State or other jurisdiction                                  (I.R.S. Employer
     of incorporation or                                       Identification
        organization)                                             Number)


               385 REED STREET, SANTA CLARA, CALIFORNIA 95050-3118
                    (Address of principal executive offices)
                                   (Zip Code)
                                 (408) 327-8400
              (Registrant's telephone number, including area code)




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ITEM 5.        OTHER EVENTS

        The information which is set forth in the Registrant's press release dated October 22, 1997 is incorporated herein by reference.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (c)    Exhibits

                      99.1 Text of Press Release dated November 12, 1997.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 13, 1997                      STORMEDIA INCORPORATED


                                              /S/ Judith M. O'Brien
                                              ----------------------------------
                                              Judith M. O'Brien
                                              Secretary



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                                INDEX TO EXHIBITS



                                                                 Sequentially
                                                                   Numbered
Exhibit                          Description                         Page
-------                          -----------                        -----
99.1           Text of Press Release dated November 12, 1997           5



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